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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                             ---------------------------

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                             ---------------------------

           Date of report (Date of earliest event reported):   May 20, 1998




                              LONG ISLAND BANCORP, INC.
                (Exact name of registrant as specified in its charter)




   DELAWARE                        0-23526                    11-3198508
(State or other                (Commission File             (IRS Employer
jurisdiction of                     Number)                Identification No.)
incorporation)


                    201 OLD COUNTRY ROAD, MELVILLE, NEW YORK 11747
             (Address of principal executive offices, including zip code)



          Registrant's telephone number, including area code: (516) 547-2000




                                         NONE
            (Former name or former address, if changed since last report)

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ITEMS 1 THROUGH 4, 6, 8 & 9.  NOT APPLICABLE

ITEM 5.   OTHER EVENTS.

     On May 20, 1998, Long Island Bancorp, Inc., a Delaware corporation ("LIB"), and Astoria Financial Corporation, Inc., a Delaware corporation ("AFC"), entered into the First Amendment, dated as of the 20th day of May, 1998 (the "First Amendment"), to the Agreement and Plan of Merger, dated as of the 2nd day of April, 1998, by and between LIB and AFC (the "Merger Agreement").

     Pursuant to the First Amendment, LIB and AFC have (i) revised the number of current members of the LIB board of directors who will become directors of AFC and Astoria Federal Savings and Loan Association, a federally-chartered savings and loan association and the wholly-owned subsidiary of AFC, pursuant to the Merger Agreement, and (ii) made a technical correction to the formula to be used to determine whether LIB will have a right to terminate the Merger Agreement as a result of a decline in the market price of AFC's common stock to accurately reflect the parties' intentions at the time the Merger Agreement was entered into.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.   The following Exhibits are filed as part of this report:


EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

   2.1 Agreement and Plan of Merger, dated as of April 2, 1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc.*

   2.2 First Amendment, dated as of the 20th day of May, 1998, to the Agreement and Plan of Merger, dated as of the 2nd day of April, 1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc.

   4.1 Stock Option Agreement, dated as of April 2, 1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc.*

   4.2 Stock Option Agreement, dated as of April 2, 1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc.*

   4.3 Amendment No. 1 to Rights Agreement, dated as of April 2, 1998, by and between Astoria Financial Corporation and ChaseMellon Shareholder Services, L.L.C.*

  99.1              Press Release issued on April 3, 1998.*


* Previously filed with Long Island Bancorp, Inc.'s Current Report on Form 8-K on April 8, 1998.


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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONG ISLAND BANCORP, INC.


                                   By:  /s/ Mark Fuster
                                      --------------------------------
                                      Name:  Mark Fuster
                                      Title: Chief Financial Officer


Dated: June 5, 1998



























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

                                    EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

   2.1 Agreement and Plan of Merger, dated as of April 2, 1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc.*

   2.2 First Amendment, dated as of the 20th day of May, 1998, to the Agreement and Plan of Merger, dated as of the 2nd day of April, 1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc.

   4.1 Stock Option Agreement, dated as of April 2, 1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc.*

   4.2 Stock Option Agreement, dated as of April 2, 1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc.*

   4.3 Amendment No. 1 to Rights Agreement, dated as of April 2, 1998, by and between Astoria Financial Corporation and ChaseMellon Shareholder Services, L.L.C.*

  99.1              Press Release issued on April 3, 1998.*


* Previously filed with Long Island Bancorp, Inc.'s Current Report on Form 8-K on April 8, 1998.








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